UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

Zalatoris II Acquisition Corp.*

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40686	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

31 Hudson Yards, 11th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(917) 675-3106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

* Formerly called XPAC Acquisition Corp. As a result of the Name Change Amendment Proposal referred to herein having been approved and implemented on July 27, 2023, the name of the Company has been changed to Zalatoris II Acquisition Corp.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ZLSWU*	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ZLS*	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ZLSWW*	The Nasdaq Stock Market LLC

* The Trading Symbols shall change from XPAXU, XPAX and XPAXW and such changes are expected to take effect on July 28, 2023, as described in the Current Report on Form 8-K filed with the SEC on July 27, 2023.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase and Sponsor Handover Agreement

On July 28, 2023, Zalatoris II Acquisition Corp. (formerly known as XPAC Acquisition Corp.), a Cayman Islands limited liability company (NASDAQ: XPAX) (the “Company”), announced the closing of the transaction referenced below regarding the transfer of certain securities of the Company to J. Streicher Holdings, LLC, a Delaware limited liability company (the “New Sponsor”).

On July 27, 2023, the Company closed the transactions contemplated by that certain Purchase and Sponsor Handover Agreement (the “Agreement”) dated July 10, 2023, pursuant to which the New Sponsor purchased the majority of SPAC Securities (as defined below) from the Sponsor for a total purchase price of $250,000.00 (the “Purchase Price”) and the Sponsor sold and assigned to the New Sponsor 4,400,283 Class B ordinary shares of the Company, par value $0.0001 per share and 4,261,485 private placement warrants to acquire 4,261,485 Class A ordinary shares of the Company (collectively, the “SPAC Securities”). Pursuant to the Agreement, the New Sponsor appointed a new Board of Directors and changed the name of the Company to Zalatoris II Acquisition Corp.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release Dated July 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALATORIS II ACQUISITION CORP.

By:	/s/ Paul Davis
Name:	Paul Davis
Title:	Chairman and Chief Executive Officer

Dated: July 28, 2023